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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 8, 2006

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Glory Lane, Sussex, New Jersey	07461
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (974) 875-7647

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 8, 2006, U.S. Precious Metals, Inc. (the “Registrant”), a Delaware corporation announced that its board of directors had appointed James C. O’Rourke its President.

Since 1990, Mr. O’Rourke (age 64), a professional engineer, has been the president and chief executive officer of Orclann Investments, Inc. (Vancouver, B.C.). Since 2001, has also been the chairman of the board of Compliance Energy Corporation (Vancouver, B.C.), and since 2003, the president of Huckleberry Mines, Ltd. In total, Mr. O’Rourke has over 30 years of hands-on experience in mine evaluation, financing, development, operations and product marketing in Canada, United States, South American and the Philippines.

Mr. O'Rourke graduated from the University of British Columbia with a BSc. Degree in Mining Engineering. During the initial 14 years of his career, Mr. O’Rourke was involved in a number of major new mine start-ups including Gibraltar, Marcopper, and Endako, while working with Placer Development Limited. Later in his career, during his tenure as President and CEO of Princeton Mining Corporation he was responsible for the acquisition of the 25,000 tons per day Similco Open Pit Copper Mine. He was also involved in the development of the $60 million underground block cave development at Cassiar and the $140 million Huckleberry Mine development. He is also a director of numerous public and private companies in the field of mining and project development.

Mr. O’Rourke has a number of professional affiliations, including the Professional Engineers Association of British Columbia, the Canadian Institute of Mining and Metallurgy and the American Institute of Mining and Metallurgical Engineers

. In addition, he has served has a director of such associations as the British Columbia Mining Association, the Mining Association of Canada and the Vancouver Board of Trade.

There are no family relationships between Mr. O’Rourke and any other executive officers or directors of the Registrant. There have been no transactions during Registrant’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which Registrant was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. O’Rourke had or will have a direct or direct material interest.

The February 8, 2006 press release announcing Mr. O’Rourke’s appointment as president is attached herein as Exhibit 99.1 and incorporated by reference herein.

In connection with Mr. O’Rourke’s appointment as president of the Registrant, Mr. Peter Toscano has resigned as president, but will remain as Chairman of the Board of Directors.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1

February 8, 2006 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

U.S. Precious Metals, Inc.

(Registrant)

/s/ Jack Wagenti

_______________________________

Secretary and Treasurer

Date:  February 9, 2006